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                                                                    EXHIBIT 10.7


                            FIRST AMENDMENT TO LEASE
                                 August 28, 1995

     This First Amendment to Lease (the "First Amendment") is hereby entered into as of the 28th day of August, 1995 by and between Advent Realty Limited Partnership II, a Delaware limited partnership with an address at 45 Milk Street, Boston, Massachusetts ("Landlord"), and Forrester Research, Inc., a Massachusetts corporation with an address at 1033 Massachusetts Avenue, Cambridge, Massachusetts ("Tenant").

     WHEREAS, Landlord and Tenant entered into that certain Lease dated as of May 1, 1995, with respect to the second floor and a portion of the third floor ("Premises") of the building located at 1033 Massachusetts Avenue, Cambridge, Massachusetts (the "Building");

     WHEREAS, Article XVII of the Lease describes the procedure for adding the Third Floor Expansion Area to the Premises on the Third Floor Delivery Date;

     WHEREAS, Tenant wishes to add a portion of the Third Floor Expansion Area to the Premises prior to the Third Floor Delivery Date;

     and WHEREAS, Landlord and Tenant wish to amend the definition of the Third Floor Delivery Date;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Lease, Landlord and Tenant hereby agree as follows:

1. Definitions.
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(a) Capitalized terms and phrases used herein shall have the same meanings as set forth in the Lease.

(b) The term "Initial Expansion Area" shall mean that portion of the Third Floor Expansion Area consisting of 2,326 rentable square feet and described on Exhibit A-1 attached hereto and made a part hereof.

(c) The term "Initial Expansion Area Delivery Date" shall mean September 1,
1995.

(d) Landlord and Tenant agree to amend the meaning of the term Third Floor Delivery Date to be January 1, 1997.



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First Amendment to Lease
Page Two

2. Delivery.
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(a) On the Initial Expansion Area Delivery Date Landlord shall deliver to Tenant and Tenant hereby agrees to thereupon lease from Landlord, as an addition to the Premises upon the terms and conditions then in effect under the Lease as amended herein and for the balance of the Term, the Initial Expansion Area. The Rentable Floor Area of the Premises shall, as of the Initial Expansion Area Delivery
Date, be deemed to include the Initial Expansion Area, for a total of 22,974 square feet. The Initial Expansion Area shall be delivered to Tenant, as-is, in the same condition as existing on the date of the Lease, reasonable wear and tear excepted, and free of tenants and occupants.

(b) On the Third Floor Delivery Date Landlord shall deliver to Tenant the balance of the Third Floor Expansion Area as set forth in the Lease.

3. Construction.
   ------------

(a) In addition to Tenant's right to submit Tenant's Improvement Request to Landlord for leasehold improvements to the Third Floor Expansion Area, Tenant may, upon written notice to Landlord, request that Landlord construct leasehold improvements to the Initial Expansion Area. Such construction shall be subject to the procedures set forth Article XVII of the Lease.

(b) Notwithstanding Tenant's right to request that Landlord construct leasehold improvements either to the Initial Expansion Area or to the Third Floor Expansion Area, Landlord and Tenant agree that the total allowance for leasehold improvements contemplated by Section (c)(2)(a) of Article XVII shall be equal to $20,144.00.

(c) Tenant shall, subject to the reimbursement procedures for leasehold improvements set forth in the Lease, cause a demising wall to be constructed as set forth in Exhibit A-2 attached hereto in the location shown in Exhibit A-1 attached hereto. Landlord agrees that at expiration of the Term, or earlier termination of the Lease, Tenant shall not be required to remove any items related to such construction.

4. Annual Basic Rent.
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(a) The Annual Basic Rent for the period commencing on the Initial Expansion
Area Delivery Date and continuing through December 31, 1996 shall be the amount


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First Amendment to Lease
Page Three

provided in Section 1.1 of the Lease increased by $34,890. ($15.00 x 2,326) and shall be due and payable effective on the Initial Expansion Area Delivery Date.

(b) The Annual Basic Rent for the period commencing on the Third Floor
Delivery Date and continuing through June 30, 1997 shall be the amount provided in Section 1.1 of the Lease increased by $86,970. ($15.00 x 5,798).

(c) For the period commencing on July 1, 1997 and continuing for the balance of the Term of the Lease, the Annual Basic Rent shall be the amount provided in
Section 1.1 of the Lease appropriately increased for the addition of the Third Floor Expansion Area by multiplying 5,798 by the square foot rental rates set forth in Section 1.1 of the Lease.

5. Parking.
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(a) As of the Initial Expansion Area Delivery Date, Tenant's Parking shall be increased from twenty (20) spaces to twenty-three (23) spaces.

(b) As of the Third Floor Delivery Date, Tenant's Parking shall be increased from twenty-three (23) spaces to twenty-six (26) spaces.

6. RATIFICATION. In all respects not amended hereby the Lease is hereby ratified and confirmed.

Executed as a sealed Massachusetts instrument.

LANDLORD:         ADVENT REALTY LIMITED PARTNERSHIP II
BY:               Advent Realty GP II Limited Partnership, its General Partner
BY:               Advent Realty, Inc., its General Partner



BY:               /s/ Arthur I. Segel
                  ----------------------------------------
                  Michael A. Ruane, Chairman or
                  Arthur I. Segel, President

TENANT:           FORRESTER RESEARCH, INC.

BY:               /s/ George F. Colony
                  ----------------------------------------
                  George F. Colony, President